UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2010

LUCKY BOY SILVER CORP.
(Exact name of registrant as specified in its charter)

Wyoming	333-146675	26-0665441
(State or Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5466 Canvasback Rd., Blaine, WA 98230
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (702) 839-4029

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 15, 2010, we dismissed Gruber & Company LLP as our principal independent accountant, and on April 15, 2010, we engaged Sadler Gibb & Associates LLC as our principal independent accountant. The decision to dismiss Gruber and to appoint Sadler Gibb was recommended by our board of directors.

Gruber’s report on our financial statements for the fiscal year ended May 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal year ended May 31, 2009 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Gruber on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Gruber, would have caused Gruber to make reference to the subject matter of the disagreement(s) in connection with its report.

During our fiscal year ended May 31, 2009 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Gruber with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from Gruber is filed as an exhibit to this Current Report on Form 8-K.

During our fiscal year ended May 31, 2009 and in the subsequent interim period through the date of appointment, we have not consulted with Sadler Gibb regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Sadler Gibb provided to us a written report or oral advice that Sadler Gibb concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Sadler Gibb regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated September 14, 2010 from Gruber & Company LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCKY BOY SILVER CORP.

Per:
/s/ Ken Liebscher

Ken Liebscher
President, Chief Executive Officer, Secretary, Treasurer and Director
September 14, 2010